SUB-ITEM 77Q1(e)

                           SECOND AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT

     This Second Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement previously in effect prior to March 9, 2007 and entered into as of the effective dates indicated on Exhibit "A" between AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement, and AIM.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and AIM agree as follows:

     1. Each Fund, for itself and its Portfolios, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities.

     2. Neither a Fund nor AIM may remove or amend the fee waivers to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

     Unless a Fund, by vote of its Board of Trustees, or AIM terminates the fee waiver, or a Fund and AIM are unable to reach an agreement on the amount of the fee waiver to which the Fund and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and AIM agree to be bound.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations.

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM STOCK FUNDS
                                        AIM SUMMIT FUND
                                        AIM TAX-EXEMPT FUNDS
                                        AIM VARIABLE INSURANCE FUNDS


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        AIM TREASURER'S SERIES TRUST
                                        SHORT-TERM INVESTMENTS TRUST
                                        TAX-FREE INVESTMENTS TRUST


                                        By: /s/ Karen Dunn Kelley
                                            ------------------------------------
                                        Title: President


                                        A I M ADVISORS, INC.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President

                                   EXHIBIT "A"

                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                               EFFECTIVE DATE     COMMITTED UNTIL*
---------                             ------------------   ----------------
AIM Advantage Health Sciences Fund    November 25, 2003
AIM Floating Rate Fund                 April 14, 2006
AIM Multi-Sector Fund                 November 25, 2003
AIM Select Real Estate Income Fund      March 9, 2007
AIM Structured Core Fund               March 31, 2006
AIM Structured Growth Fund             March 31, 2006
AIM Structured Value Fund              March 31, 2006

                                AIM EQUITY FUNDS

PORTFOLIO                               EFFECTIVE DATE     COMMITTED UNTIL*
---------                             ------------------   ----------------
AIM Capital Development Fund            June 21, 2000
AIM Charter Fund                        June 21, 2000
AIM Constellation Fund                  June 21, 2000
AIM Diversified Dividend Fund         December 28, 2001
AIM Large Cap Basic Value Fund          June 21, 2000
AIM Large Cap Growth Fund               June 21, 2000

                                 AIM FUNDS GROUP

FUND                                    EFFECTIVE DATE     COMMITTED UNTIL*
----                                  ------------------   ----------------
AIM Basic Balanced Fund               September 28, 2001
AIM European Small Company Fund         August 30, 2000
AIM Global Value Fund                  December 27, 2000
AIM International Small Company Fund    August 30, 2000
AIM Mid Cap Basic Value Fund           December 27, 2001
AIM Select Equity Fund                   June 1, 2000
AIM Small Cap Equity Fund               August 30, 2000

                                AIM GROWTH SERIES

FUND                                    EFFECTIVE DATE     COMMITTED UNTIL*
----                                  ------------------   ----------------
AIM Basic Value Fund                     June 5, 2000
AIM Global Equity Fund                 September 1, 2001
AIM Mid Cap Core Equity Fund           September 1, 2001
AIM Small Cap Growth Fund             September 11, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund

** Effective March 9, 2007, AIM Select Real Estate Income Fund, formerly the sole series of AIM Select Real Estate Income Fund, was restructured as a series of AIM Counselor Series Trust.

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                    EFFECTIVE DATE     COMMITTED UNTIL*
----                                  ------------------   ----------------
AIM Asia Pacific Growth Fund            June 21, 2000
AIM European Growth Fund                June 21, 2000
AIM Global Aggressive Growth Fund       June 21, 2000
AIM Global Growth Fund                  June 21, 2000
AIM International Growth Fund           June 21, 2000
AIM International Core Equity Fund    November 25, 2003

                              AIM INVESTMENT FUNDS

FUND                                    EFFECTIVE DATE     COMMITTED UNTIL*
----                                  ------------------   ----------------
AIM China Fund                         March 31, 2006
AIM Developing Markets Fund           September 1, 2001
AIM Global Health Care Fund           September 1, 2001
AIM International Total Return Fund    March 31, 2006
AIM Japan Fund                         March 31, 2006
AIM LIBOR Alpha Fund                   March 31, 2006
AIM Trimark Endeavor Fund             November 4, 2003
AIM Trimark Fund                      November 4, 2003
AIM Trimark Small Companies Fund      November 4, 2003

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                    EFFECTIVE DATE     COMMITTED UNTIL*
----                                  ------------------   ----------------
AIM Global Real Estate Fund             April 29, 2005
AIM High Yield Fund                      June 1, 2000
AIM Income Fund                          June 1, 2000
AIM Intermediate Government Fund         June 1, 2000
AIM Limited Maturity Treasury Fund       June 1, 2000
AIM Money Market Fund                    June 1, 2000
AIM Municipal Bond Fund                  June 1, 2000
AIM Real Estate Fund                  September 11, 2000
AIM Short Term Bond Fund                August 29, 2002
AIM Total Return Bond Fund             December 28, 2001

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                                AIM SECTOR FUNDS

FUND                                    EFFECTIVE DATE     COMMITTED UNTIL*
----                                  ------------------   ----------------
AIM Energy Fund                       November 25, 2003
AIM Financial Services Fund           November 25, 2003
AIM Gold & Precious Metals Fund       November 25, 2003
AIM Leisure Fund                      November 25, 2003
AIM Technology Fund                   November 25, 2003
AIM Utilities Fund                    November 25, 2003

                                 AIM STOCK FUNDS

FUND                                    EFFECTIVE DATE     COMMITTED UNTIL*
----                                  ------------------   ----------------
AIM Dynamics Fund                     November 25, 2003
AIM S&P 500 Index Fund                November 25, 2003

                                 AIM SUMMIT FUND

FUND                                    EFFECTIVE DATE     COMMITTED UNTIL*
----                                  ------------------   ----------------
AIM Summit Fund                       July 24, 2000

                              AIM TAX-EXEMPT FUNDS

FUND                                    EFFECTIVE DATE     COMMITTED UNTIL*
----                                  ------------------   ----------------
AIM High Income Municipal Fund        June 1, 2000
AIM Tax-Exempt Cash Fund              June 1, 2000
AIM Tax-Free Intermediate Fund        June 1, 2000

                          AIM TREASURER'S SERIES TRUST

FUND                                    EFFECTIVE DATE     COMMITTED UNTIL*
----                                  ------------------   ----------------
Premier Portfolio                     November 25, 2003
Premier Tax-Exempt Portfolio          November 25, 2003
Premier U.S. Government Money         November 25, 2003
   Portfolio

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                          AIM VARIABLE INSURANCE FUNDS

FUND                                    EFFECTIVE DATE     COMMITTED UNTIL*
----                                  ------------------   ----------------
AIM V.I. Basic Balanced Fund              May 1, 2000
AIM V.I. Basic Value Fund             September 10, 2001
AIM V.I. Capital Appreciation Fund        May 1, 2000
AIM V.I. Capital Development Fund         May 1, 2000
AIM V.I. Core Equity Fund                 May 1, 2000
AIM V.I. Diversified Income Fund          May 1, 2000
AIM V.I. Dynamics Fund                  April 30, 2004
AIM V.I. Financial Services Fund        April 30, 2004
AIM V.I. Global Health Care Fund        April 30, 2004
AIM V.I. Global Real Estate Fund        April 30, 2004
AIM V.I. Government Securities Fund       May 1, 2000
AIM V.I. High Yield Fund                  May 1, 2000
AIM V.I. International Growth Fund        May 1, 2000
AIM V.I. Large Cap Growth Fund         September 1, 2003
AIM V.I. Leisure Fund                   April 30, 2004
AIM V.I. Mid Cap Core Equity Fund     September 10, 2001
AIM V.I. Money Market Fund                May 1, 2000
AIM V.I. Small Cap Equity Fund         September 1, 2003
AIM V.I. Small Cap Growth Fund          April 30, 2004
AIM V.I. Technology Fund                April 30, 2004
AIM V.I. Utilities Fund                 April 30, 2004

                          SHORT-TERM INVESTMENTS TRUST

FUND                                    EFFECTIVE DATE     COMMITTED UNTIL*
----                                  ------------------   ----------------
Government & Agency Portfolio         June 1, 2000
Government TaxAdvantage Portfolio     June 1, 2000
Treasury Portfolio                    June 1, 2000
Liquid Assets Portfolio               June 1, 2000
STIC Prime Portfolio                  June 1, 2000

                           TAX-FREE INVESTMENTS TRUST

FUND                                    EFFECTIVE DATE     COMMITTED UNTIL*
----                                  ------------------   ----------------
Tax-Free Cash Reserve Portfolio       June 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.